                                                                   EXHIBIT 10.27

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT
                      -----------------------------------


          THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") dated as
                                                          ---------
of May 14, 2001, by and among GLOBAL PAYMENTS INC., a Georgia corporation, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent, Swing Line Lender and LC Issuer, SUNTRUST BANK, a Georgia banking corporation, as Documentation Agent, and WACHOVIA BANK, N.A., a national banking association, as Syndication Agent.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Borrower, the Lenders, and the Agents are parties to a certain Credit Agreement dated as of January 31, 2001, as amended by Amendment No. 1 to Credit Agreement dated as of March 20, 2001 (as so amended, the "Credit Agreement"; capitalized terms used in this Amendment without definition that are defined in the Credit Agreement shall have the meanings in this Amendment as specified for such capitalized terms in the Credit Agreement);

          WHEREAS, Borrower and Lenders have agreed to amend the Credit Agreement in certain respects as set forth in this Amendment;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1.  Amendments to Credit Agreement. Subject to the
                      ------------------------------
satisfaction of the conditions precedent set forth in Section 2 hereof, and effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding a new defined term "Amendment No. 2" and accompanying definition, in appropriate
              ---------------
alphabetical order, as follows:

          "Amendment No. 2" means the Amendment No. 2 to Credit Agreement dated
           ---------------
     as of May 14, 2001, among Borrower, the Lenders, and the Agents.

     (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined terms "Aggregate Commitment" and "Commitment" and
                            --------------------       ----------
accompanying definitions and substituting in lieu thereof the following defined terms and accompanying definitions:

          "Aggregate Commitment" means the aggregate of the Commitments of all
           --------------------
     the Lenders, being $125,000,000 as of the Amendment No. 2 Effective Date, as the same may be reduced from time to time pursuant to the terms hereof.
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          "Commitment" means for each Lender, on and after the Amendment No. 2
           ----------
     Effective Date, the obligations of such Lender to make Syndicated Loans, and participate in Facility LCs and Swing Line Loans, in an aggregate amount not exceeding the applicable amount set forth opposite its signature on Amendment No. 2 or as set forth in any Notice of Assignment relating to any assignment thereof that has become effective pursuant to Section 9.8(c), as such amount may be reduced from time to time pursuant to the terms hereof.

          SECTION 2.  Conditions to Effectiveness of Amendment.  This Amendment
                      ----------------------------------------
shall become effective on the later to occur of (x) May 15, 2001, and (y) the first day when the Administrative Agent shall have received all of the following documents: (i) counterparts of this Amendment as executed on behalf of Borrower and the Lenders, together with the Acknowledgment and Agreement of Subsidiary Guarantors as executed on behalf of the Subsidiary Guarantors, (ii) the replacement Syndicated Note in favor of Comerica Bank (the "Comerica Replacement
                                                            --------------------
Note") reflecting the increase in its Commitment pursuant to this Amendment, as
----
executed on behalf of Borrower, (iii) a certificate of Borrower signed by the Secretary or an Assistant Secretary of Borrower, certifying as to the names, true signatures and incumbency of the officer or officers authorized to execute and deliver this Amendment and the Comerica Replacement Note, together with copies of the resolutions adopted by the board of directors of Borrower authorizing the execution, delivery and performance of this Amendment and the Comerica Replacement Note, and any amendments, supplements, or other changes to the certificate of incorporation or by-laws of Borrower since January 31, 2001, and (iv) the favorable opinions of (A) Suellen P. Tornay, general counsel of Borrower, and (B) Alston & Bird, LLP, special counsel for Borrower, covering matters relating to Borrower, this Amendment, the Comerica Replacement Note, and such other matters as the Administrative Agent or any Lender may reasonably request. The later of the dates in the preceding sentence shall be the "Amendment No. 2 Effective Date" for purposes of this Amendment.
 ------------------------------

          SECTION 3.  Status of Obligations.  Borrower hereby confirms and
                      ---------------------
agrees that all Loans and all other Obligations outstanding under the Credit Agreement and the other Loan Documents as of the date hereof were duly and validly created and incurred by Borrower thereunder, that all such outstanding amounts are owed in accordance with the terms of the Credit Agreement and other Loan Documents, and that there are no rights of offset, defense, counterclaim, claim or objection in favor of Borrower arising out of or with respect to any of the Loans or other Obligations of Borrower to the Agents or the Lenders, and any such rights of offset, defense, counterclaim, claims or objections have been and are hereby waived and released by Borrower.

          SECTION 4.  Representations and Warranties of Borrower.  Borrower,
                      ------------------------------------------
without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agents as follows:

          4.1 The execution, delivery and performance by Borrower of this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the certificate of incorporation or by-laws of Borrower, or any indenture,

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agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

          4.2 This Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          4.3 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          4.4 The representations and warranties of Borrower contained in the Credit Agreement are true and accurate on and as of the date of this Amendment, except for changes expressly permitted under the terms of the Credit Agreement and except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate as of such earlier date).

          4.5 Since February 28, 2001, there have been no events, acts, conditions or occurrences of whatever nature, singly or in the aggregate, which have had, or could reasonably be expected to have, a Material Adverse Effect.

          SECTION 5.  Reallocation of Loans and Commitments.  On the Amendment
                      -------------------------------------
No. 2 Effective Date (prior to giving effect to the increase in the Commitment of Comerica Bank and the Aggregate Commitment pursuant to this Amendment), Borrower agrees to prepay (and, to the extent indicated by Borrower in a Syndicated Borrowing Notice given in accordance with Section 2.3 of the Credit Agreement, and subject to the requirements of Section 3.2 of the Credit Agreement, will be permitted to re-borrow) all Syndicated Loans then outstanding. Borrower shall pay to the Lenders any amounts due in respect of such prepayment pursuant to Section 2.22 of the Credit Agreement. Any re-borrowing of such Syndicated Loans on the Amendment No. 2 Effective Date and all subsequent Borrowings and repayments shall be made in accordance with the respective Pro Rata Shares of the Lenders (calculated after giving effect to the increase in the Commitment of Comerica Bank and the Aggregate Commitment pursuant to this Amendment) and otherwise in accordance with the applicable terms and conditions of the Credit Agreement.

          SECTION 6.  Survival.  Each of the foregoing representations and
                      --------
warranties shall be made at and as of the date of this Amendment and shall be deemed to have been made as of the Amendment No. 2 Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made or deemed to have been made. Each of the foregoing representations and warranties shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agents.

          SECTION 7.  Ratification of Credit Agreement and Loan Documents.
                      ---------------------------------------------------
Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement (as amended herein) and the other Loan Documents. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          SECTION 8.  Indemnity.  In consideration of the amendments agreed to
                      ----------
by the Lenders pursuant to this Amendment, Borrower hereby indemnifies each Agent, and each Lender, and their respective officers, partners, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to this Amendment, the Credit Agreement or any other Loan Documents or any actual or proposed use of the proceeds of any of the Loans, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

          SECTION 9.  No Waiver, Etc.  Borrower hereby agrees that nothing
                      ---------------
herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-performance of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.

          SECTION 10. Binding Nature.  This Amendment shall be binding upon and
                      --------------
inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

          SECTION 11. Costs and Expenses.  Borrower shall be responsible for
                      ------------------
the costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

          SECTION 12. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          SECTION 13. Entire Understanding.  This Amendment sets forth the
                      --------------------
entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

          SECTION 14. Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

                              GLOBAL PAYMENTS INC.


                              By: ______________________
                                  James G. Kelly
                                  Chief Financial Officer

                              BANK ONE, NA,
                              as Administrative Agent, Lender, LC Issuer and Swing Line Lender


                              By: ______________________
                                  Name:
                                  Title:



                              SYNDICATED LOAN COMMITMENT:
                              --------------------------

                              $40,000,000


                      [Signature page to Amendment No. 2]

                              SUNTRUST BANK,
                              as Documentation Agent and Lender


                              By: ______________________
                                  Name:
                                  Title:


                              SYNDICATED LOAN COMMITMENT:
                              --------------------------

                              $30,000,000


                      [Signature page to Amendment No. 2]

                              WACHOVIA BANK, N.A.
                              as Syndication Agent and Lender


                              By: ______________________
                                  Name:
                                  Title:


                              SYNDICATED LOAN COMMITMENT:
                              --------------------------

                              $30,000,000


                      [Signature page to Amendment No. 2]

                                                     COMERICA BANK,
                                                     as Lender


                                                     By: ______________________
                                                          Name:
                                                          Title:


                                                     SYNDICATED LOAN COMMITMENT:
                                                     --------------------------

                                                     $25,000,000


                      [Signature page to Amendment No. 2]

             ACKNOWLEDGMENT AND AGREEMENT OF SUBSIDIARY GUARANTORS
             -----------------------------------------------------


          Reference is hereby made to the within and foregoing Amendment No. 2 to Credit Agreement, dated as of May 14, 2001, by and among GLOBAL PAYMENTS INC., a Georgia corporation ("Borrower"), BANK ONE, NA, a national banking association, as Administrative Agent, Swing Line Lender and LC Issuer, SUNTRUST BANK, a Georgia banking corporation, as Documentation Agent, and WACHOVIA BANK, N.A., a national banking association, as Syndication Agent ("Amendment No. 2"; capitalized terms used herein that are defined in Amendment No. 2 or in the "Credit Agreement" as defined in Amendment No. 2 being used herein with the respective meanings assigned to such capitalized terms in Amendment No. 2 or the Credit Agreement, as the case may be). Each of the undersigned, which is a Subsidiary Guarantor under the terms of the Subsidiary Guarantee as provided in the Credit Agreement, hereby acknowledges and agrees that (i) the undersigned has consented to the foregoing Amendment No. 2, including without limitation, the increase in the Aggregate Commitments from $110,000,000 to $125,000,000,
(ii) the Subsidiary Guarantee and the other Loan Documents to which each of the undersigned is a party shall remain in full force and effect on and after the date hereof, and (iii) each of the undersigned hereby reaffirms and restates its obligations and liabilities under the Subsidiary Guarantee and the other Loan Documents to which each of the undersigned is a party after giving effect to Amendment No. 2.

     This Acknowledgment and Agreement of Subsidiary Guarantors made and delivered as of May 14, 2001.

                         GUARANTORS:
                         ----------

                         GLOBAL PAYMENTS DIRECT, INC.
                         (formerly National Data Payment Systems, Inc.), as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Chief Financial Officer


                         NDC CHECK SERVICES, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer

                                      -10-
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                         CHECKRITE RECOVERY SERVICES, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer


                         MERCHANT SERVICES U.S.A., INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer


                         NDPS HOLDINGS, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer


                         GLOBAL PAYMENT HOLDING COMPANY,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer


                         NDC HOLDINGS (UK) LTD.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer

                                                GPS HOLDING LIMITED PARTNERSHIP,
                                                as a Subsidiary Guarantor


                                                By: GLOBAL PAYMENTS INC.,
                                                    its general partner


                                                By: ___________________________
                                                    James G. Kelly
                                                    Chief Financial Officer


                                                GP FINANCE, INC.,
                                                as a Subsidiary Guarantor


                                                By: ___________________________
                                                    Name:
                                                    Title:

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